Exhibit 4.1

NUMBER CERT.9999 Auddia, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE $0.001 PAR VALUE COMMON STOCK SHARES *******9,000,000,000******* CUSIP 999999ZZ9 COMMON STOCK THIS CERTIFIES THAT * SPECIMEN * * NINE BILLION AND 00/100 * Is The Owner of FULLY PAID AND NON - ASSESSABLE SHARES OF COMMON STOCK OF Auddia, Inc. Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. JANUARY 01, 2009 Dated: COUNTERSIGNED AND REGISTERED: VSTOCK TRANSFER, LLC Transfer Agent and Registrar Chief Executive Officer By: AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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| TEN COM | - as tenants in common | UNIF GIFT MIN ACT.........................Custodian........................ |
| TEN ENT | - as tenants by the entireties | (Cust) (Minor) |
| JT TEN | - as joint tenants with the right of survivorship and not as tenants in common | Act........................................................ (State) |

Additional abbreviations may also be used though not in the above list.

*For value received,* _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

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(PLEASE PRINT OR TYPEWRJTE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ *shares*

*of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ *, Attorney to transfer the said stock on the books of the within named C01poration with fill! power of substitution in the premises.*

*Dated* _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

**X** _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH HIE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Danks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

**TRANSFER FEE WILL APPLY**